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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 21, 2006
                Date of Report (Date of earliest event reported)

                            USI Holdings Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                000-50041              13-3771733
 (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)          file number)        Identification No.)

                     555 Pleasantville Road, Suite 160 South
                           Briarcliff Manor, NY 10510
                    (Address of principal executive offices)

                                 (914) 749-8500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

     On November 27, 2006, the Company issued a press release announcing that a federal court has ordered a new trial on damages and statute of limitations issues in the copyright infringement case William A. Graham Company v. Thomas P. Haughey and USI MidAtlantic, Inc. (U.S. District Court, Eastern District of Pennsylvania, CA No. 05-612). The Company's subsidiary USI MidAtlantic, Inc. ("USIM") and one of its employees are the defendants in the action.

     The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

       99.1    Press Release dated November 27, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2006

                                       USI HOLDINGS CORPORATION

                                       By: /s/  ERNEST J. NEWBORN, II
                                           -------------------------------------
                                           Name:  Ernest J. Newborn, II
                                           Title: Senior Vice President,
                                                   General Counsel and Secretary